UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 6, 2004


                            Industrial Minerals, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



          000-30651                                            06-1474412
---------------------------                                -------------------
(Commission File Number)                                   (I.R.S. Employer
                                                           Identification No.)

                2500 One Dundas Street West, Toronto, ON, M5G 1Z3
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (416) 979-4621

                                 Not Applicable
                            ------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:     4
                                        ----------

                                TABLE OF CONTENTS


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.................................1

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.............................1

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.......................................1

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT....................1

ITEM 5.   OTHER EVENTS.....................................................1

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF
              NEW DIRECTORS................................................1

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS ...............................1

ITEM 8.   CHANGE IN FISCAL YEAR ...........................................1

ITEM 9.   REGULATION FD DISCLOSURE.........................................2

ITEM 10.  AMENDMENTS TO REGISTRANT'S CODE OF ETHICS, OR
              WAIVER OF A PROVISION OF THE CODE OF ETHICS..................2

ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER
              REGISTRANT'S EMPLOYEE BENEFIT PLANS..........................2

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION....................2

SIGNATURES.................................................................2

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.


ITEM 3.  BANKRUPCTY OR RECEIVERSHIP

         Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The Company through its wholly owned subsidiary Industrial Minerals Canada, Inc. has received notice from the Ministry of Northern Development and Mines for the Province of Ontario that the Bissett Creek Graphite Project Certified Closure Plan as per Subsection 141. (3)(a) of the Mining Act for the Province of Ontario is now considered filed.

         Industrial Minerals, Inc. through its wholly owned subsidiary Industrial Minerals Canada, Inc. may now begin production of graphite on its Bissett Creek Graphite Property. During production the Company must comply with the Bissett Creek Graphite Closure Plan as filed.

ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

         Not Applicable.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  Not Applicable.


ITEM 8. CHANGE IN FISCAL YEAR

         Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE

         Not Applicable.


ITEM 10. AMENDMENTS TO REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

         Not Applicable.


ITEM 11.  TEMPORARY  SUSPENSION OF TRADING UNDER  REGISTRANT'S  EMPLOYEE BENEFIT
PLANS

         Not Applicable.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Not Applicable.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            INDUSTRIAL MINERALS, INC.
                          -----------------------------
                                  (Registrant)





                              Dated: August 6, 2004

                                 /s/John Melnyk
                       ----------------------------------
                      John Melnyk, Acting CEO and President
                 Chief Financial Officer and Secretary/Treasurer


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